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                                                                   EXHIBIT 10.12

THIS MORTGAGE, Made April 1998 Between Talon Automotive Group, Inc. hereinafter referred to as "THE MORTGAGOR," whose address is 900 Wilshire Dr., Ste, 203, Troy, Michigan and Michael T.J. Veltri hereinafter referred to as "THE MORTGAGEE," WITNESSETH, That the mortgagor mortgages and warrants to the mortgagee,_____heirs, successors and assigns, lands situate in the {City of Royal Oak, Oakland County, Michigan, described as:

                            See Attached Exhibit A

        Including any part of any street or alley adjacent to said premises, vacated or to be vacated, together with all and singular the buildings, hereditaments, appurtenances, privileges, rights and water rights, including (but not excluding any other fixtures which would ordinarily be construed as part of the realty), any and all storm sash, storm doors, storm vestibules, wire screens, wire doors, window shades, awnings, mantels and connecting iron or woodwork, grates, gas and electric fixtures, bathtubs, laundry and bathroom fixtures, oil burner and equipment, coal stoker, plumbing equipment, linoleum, furnaces, hot water heaters, incinerators, ventilators and all steam or hot water radiators and registers and the piping connected therewith, belonging to or used as a part of the building or said building or buildings or used as a part thereof at any time during the term of this mortgage, all of which are hereby deemed to be a part of this realty and secured by this mortgage, including as well as apparatus and fixtures of every description of watering, heating, ventilating and screening said premises and the rents, income and profits thereof thereunto belonging or in anywise appertaining to secure the performance of the covenants hereinafter contained and the covenants of the certain Unconditional Guaranty of even date herewith.

        And the mortgagor covenants with the mortgagee, while this mortgage remains in force, as follows:

1. To pay said indebtedness and the interest thereon in the time and in the manner above provided.

2. To pay all taxes, assessments, water rates and other charges that may be levied or assessed upon or against said premises, within 30 days after the same shall become due and payable, and to immediately pay off any lien having or which may have precedence over this mortgage, except as herein stated, and to keep all the improvements erected and to be erected on said premises continually intact and in good order and repair, and to promptly pay for all repairs and improvements, and to commit or suffer no waste of said premises, and to permit or suffer no unlawful use thereof.

3. To keep the buildings and equipment on the premises insured against loss or damage by fire for the benefit of, with loss payable to, and in manner and amount approved by, and deliver the policies as issued, to the mortgagee with the premiums therefor paid in full.

4. And it is hereby stipulated and agreed by and between the parties hereto, that if default shall be made in the payment of taxes, assessments, water rates, liens, insurance or other charges upon said premises, or any part thereof, the mortgagee, may, at its option, make payment thereof, and the amounts so paid, with interest thereon at the same rate as provided for the principal indebtedness from the date of such payment, shall be impressed as an additional lien on said premises, and shall be added to and become part of the indebtedness secured hereby, and shall become immediately due and payable; and that in case of the payment of taxes, assessments, water rates, liens, insurance or other charges upon said premises by the mortgagee, as hereinbefore provided, the receipt or receipts of the proper officer or person for such payment in the hands of the mortgagee shall be conclusive evidence of the validity and amount of items so paid by the mortgagee.

5. And it is hereby stipulated and agreed by and between the parties hereto that if default shall be made in the payment of said principal sum or interest or any other sum secured hereby, or any part thereof, or in the payment of taxes, assessments, water rates, liens, insurance or other charges upon said premises, or any part thereof, at the time and in the manner herein specified for the payment thereof, or in the performance of any of the covenants and agreements herein contained, the entire indebtedness secured hereby remaining unpaid shall at once become due and collectible, if the mortgagee so elects, and without notice of such election.

6. That, in the event the ownership of the mortgaged premises, or any part thereof, becomes vested in a person other than the mortgagor, the mortgagee may deal with such successors in interest with reference to this mortgage, and the debt hereby secured in the same manner as with the mortgagor, without it any manner vitiating or discharging the mortgagor's liability hereunder, or upon the debt hereby secured.









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     7.  That power is hereby granted by the mortgagor to the mortgagee, if default is made in the payment of said indebtedness, interest, taxes, assessments, water rates, liens or insurance premiums, or any part thereof at the time and in the manner herein agreed, to grant, bargain, sell release, and convey the premises, with the appurtenances at public auction and to execute and deliver to the purchaser or purchasers, at such sale, deeds of conveyance, good and sufficient at law, pursuant to the statute in such case made and provided, and out of the proceeds to retain all sums due hereon, the costs and charges of such sale and the attorney fees provided by law, returning the surplus money, if any, to the mortgagor or mortgagor's heirs and assigns, and such sale or a sale pursuant to a degree in chancery for the foreclosure hereof may, at the option of the mortgagee, be made en masse.

        This Mortgage and Mortgagee's interest hereunder are subordinated to the interest of Comerica Bank as set forth in Exhibit B attached hereto and made a part hereof.

     The covenants herein shall bind and the benefits and advantages inure to the respective heirs, assigns and successors of the parties.

Signed by the mortgagor the day and year first above written.

SIGNED IN THE PRESENCE OF:           TALON AUTOMOTIVE GROUP, INC.

  Richard M. ???                     Daryl ???
------------------------------       ------------------------------------

  Marla Vandenberg
------------------------------       ------------------------------------


------------------------------       ------------------------------------
STATE OF MICHIGAN
COUNTY OF           ss.

The foregoing instrument was acknowledged before me this 28th day of April 1998 by David J. Woodward, the Vice President of Talon Automotive Group, Inc., on behalf of said corporation.

                                      Kristin A. Hermann
                                      --------------------------------------
                                      Kristin A. Hermann   Notary Public
                                                           County, Michigan

My Commission expires   January 31, 2003

STATE OF MICHIGAN
COUNTY OF WAYNE    ss.

The foregoing instrument was acknowledged before me this ___ day of ____________ 19 ___ by ______________________________________________________________________
                             (Individual Name(s) and Office(s) Held)
______________________________________ of ______________________________________
                                                     (Corporate Name)
_____________, a ________________________ corporation, on behalf of the
                 (State of Incorporation)
corporation



                                       _______________________________________
                                                              Notary Public
                                                              County, Michigan

My Commission expires              19

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                                   RIDER A


PARCEL I: Part of the Northwest 1/4 of Section 5, Town 1 North, Range 11 East, more particularly described as, beginning at a point in the East and West 1/4 line of Section 5, distant North 88 degrees 37 minutes 30 seconds East 180 feet from the West 1/4 corner of Section 5; thence North 88 degrees 37 minutes 30 seconds East 513.81 feet along the East and West 1/4 line of Section 5; thence North 1 degrees 28 minutes 40 seconds West 1346.13 feet; thence South 88 degrees 38 minutes 00 seconds West 520.02 feet to a point which is 180 feet East of the West line of Section 5; thence South 01 degrees 47 minutes 0 seconds East 1346.27 feet parallel to and 180 feet East of the West line of
Section 5 to the point of beginning.

PARCEL III: Land in the City of Royal Oak, Oakland County, Michigan, described as: Part of the Northwest 1/4 of Section 5, Town 1 North, Range 11 East, described as: Beginning on the West line of Section 5, South 1 degree 07 minutes East 703.5 feet from the Northwest corner of the section; thence North 88 degrees 38 minutes East 120 feet; thence South 1 degree 07 minutes East
620.78 feet; thence South 88 degrees 38 minutes West 120 feet to the West line the section; thence North 1 degree 07 minutes West 620.78 feet to the point of beginning.

PARCEL IV: Part of the Northwest 1/4 of Section 5, beginning on the West line of section, South 1 degree 07 minutes East 1384.28 feet from the corner of section; thence North 88 degrees 38 minutes, East 120 feet, South 1 degree 07 minutes East 616 feet, South 88 degrees 38 minutes West 120 feet to West line of section, North 1 degree 07 minutes West 616 feet to the point of beginning.
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                                  EXHIBIT B


        Notwithstanding anything contained herein to the contrary, Mortgagee acknowledges and agrees that its interest in the property (as described in Exhibit A, the "Property") is subordinate in all respects to the mortgage and the security interest of Comerica Bank in the Property to the extent provided in the Intercreditor Agreement, dated as of the date hereof (the "Intercreditor Agreement"), between Mortgagee and the Agent and that all rights, remedies and powers of Mortgagee hereunder with respect to the Property shall be subject to and limited by the superior rights of the Agent to the extent provided in the Intercreditor Agreement. In furtherance of the foregoing, Secured Party agrees to execute and deliver to the Agent a subordination agreement containing such terms as the Agent may reasonably request with respect to the foregoing and any other matter to be covered thereby.